UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

HyreCar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South Grand Avenue, Suite 1650 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HYRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 13, 2020, HyreCar Inc. (“HyreCar”) issued a press release with preliminary unaudited results for the fourth quarter and fiscal year ended December 31, 2019. A copy of HyreCar’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Compensation

On January 9, 2020, the Compensation Committee of the Board of Directors of HyreCar (the “Compensation Committee”) approved new base compensation for certain executive officers of HyreCar, effective January 1, 2020, to be paid in accordance with HyreCar’s customary payroll practices. Joseph Furnari (“J. Furnari”), HyreCar’s Chief Executive Officer, will be paid $215,000 annually; Henry Park (“Park”), HyreCar’s Chief Operating Officer, will be paid $200,000 annually; Scott Brogi (“Brogi”), HyreCar’s Chief Financial Officer, will be paid $200,000 annually; and Michael Furnari (“M. Furnari”), HyreCar’s Chief Business Development Officer, will be paid $165,000 annually.

Executive Officer Bonuses

On January 9, 2020, the Compensation Committee approved year-end bonuses to be paid to certain executive officers of HyreCar on January 15, 2020, in accordance with HyreCar’s customary payroll practices. J. Furnari will receive a one-time bonus in the amount of $35,000; Park will receive a one-time bonus in the amount of $25,000; Brogi will receive a one-time bonus in the amount of $35,000; and M. Furnari will receive a one-time bonus in the amount of $25,000.

Executive Officer Equity Grants

On January 9, 2020, the Compensation Committee approved equity grants to be paid to certain executive officers of HyreCar in accordance with HyreCar’s 2018 Equity Incentive Plan. Each of J. Furnari, Park, Brogi, and M. Furnari, will receive 100,000 restricted stock units, subject to performance-based vesting requirements. Fifty percent (50%) of the restricted stock units will vest upon the satisfaction of certain specified performance milestones of HyreCar, and fifty percent (50%) of the restricted stock units will vest upon the satisfaction of certain performance milestones of each executive officer. Performance milestones of HyreCar and each executive officer will be evaluated on December 15, 2020, at which time it will be determined how many restricted stock units will vest and not vest.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1*	Press release issued by HyreCar on January 13, 2020

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyreCar Inc.

Date: January 14, 2020	By:	/s/ Joseph Furnari
Joseph Furnari
Chief Executive Officer

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